UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

PRAIRIE CREEK ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Iowa	333-141585	20-4956139
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 N. Locust Street, PO Box 280 Goldfield, Iowa 50542
(Address of principal executive offices)

(515) 825-3161
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 23, 2008, the board of directors of Prairie Creek Ethanol, LLC (the “Company”) voted to take all actions necessary to withdraw the Company’s securities registration statement and recommend to the members of the Company to dissolve the Company as soon as possible. Beginning May 29, 2008 the Company will send correspondence to its subscribers announcing the Company’s plans to withdraw its registration statement and containing a general description of the rejection of each subscriber’s subscription and return of each subscriber’s investment deposited in the Company’s escrow account. The correspondence is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Report on Form 8-K is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description

99.1	Correspondence to subscribers from Prairie Creek Ethanol, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE CREEK ETHANOL, LLC

Date: May 29, 2008	/s/ John Stelzer
John Stelzer, Treasurer (Principal Financial Officer and Principal Accounting Officer)